Exhibit 10.10

Effective as of 02/26/13

                         SUMMARY OF ANNUAL NON-MANAGEMENT DIRECTOR COMPENSATION

I.           Board Members (Other than the Chairman)

A.         Annual Cash Compensation

             Annual Cash Retainer:                                                                                                                                 $100,000

             Additional Cash Retainer for Chairman of Audit Committee:                                                                         $ 25,000

             Additional Cash Retainer for Chairs of Compensation Committee,
             Nominating and Corporate Governance Committee, Science and
             Technology Committee and Strategy and Finance Committee:                                                                      $ 15,000

B.         Equity Compensation

             Annual equity grants are made upon the recommendation of the Compensation Committee.

II.          Chairman of the Board

A.         Annual Cash Compensation

             Annual Cash Retainer:                                                                                                                                         $270,000

B.         Equity Compensation

             Annual equity grants are made upon the recommendation of the Compensation Committee.

III.        Travel Expenses

     Directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings.